Exhibit 10.1

FOREST LABORATORIES, INC.
2007 EQUITY INCENTIVE PLAN
(as amended May 17, 2010)(1)

1.  The Plan.  This 2007 Equity Incentive Plan (the “Plan”) is intended to encourage ownership of stock or stock equivalents of Forest Laboratories, Inc. (the “Company”) by employees and non-employee directors of the Company and its subsidiaries and to provide additional incentive for them to promote the success of the business of the Company.

2.  Types of Awards.  The following types of awards (each, an “Award”) may be granted: (a) options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (b) options not intended to qualify as ISOs (“NSOs” and together with ISOs, “Options”), (c) stock appreciation rights (“SARs”), (d) restricted stock grants (“Stock Grants”), and (e) stock equivalent units (“Stock Units”).

3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 hereof, the total number of shares of Common Stock, par value $.10 per share, of the Company (the “Stock”) which may be issued pursuant to Awards issued under the Plan is 28,950,000.  Upon approval of the Plan, no further options will be available for grant under the Company’s 2004, 2000 or 1998 Option Plans.  Shares of Stock issued under the Plan may be authorized but unissued shares of Stock or Stock held as treasury stock.  The following shares of Stock may also be used for issuance of Awards under the Plan:  (i) shares of Stock which have been forfeited under a Stock Grant; and (ii) shares of Stock which are allocable to the unexercised portion of an Option issued under the Plan which has expired or been terminated.  Subject to the provisions of Section 12, no more than 17,000,000 shares of Stock may be issued upon the exercise of ISOs issued under the Plan.  Each share of Stock issuable upon exercise of an Option or subject to a Stock Grant and each share of Stock as to which an SAR or a Stock Unit is associated shall be counted as one share of Stock at the time of grant for purposes of the limit set forth under this Section and the limit set forth under Section 7(b).  With respect to the combination of a Tandem SAR and an Option, where the exercise of the Tandem SAR or the Option results in the cancellation of the other, each share of Stock associated with a Tandem SAR and the associated Option will only count as one share of Stock at the time of grant for purposes of the limits set forth in this Section and in Section 7(b).

4.  Administration.  The Plan shall be administered by a committee (the “Committee”) composed of no fewer than three (3) members of the Board of Directors of the Company (the “Board”) each of whom meets the definition of “outside director” under the provisions of Section 162(m) of the Code and the definition of “non-employee director” under the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or rules and regulations promulgated thereunder.  Except as otherwise provided herein, the Committee shall have plenary authority in its discretion, among other things, to determine to whom among the eligible persons Awards shall be granted, the number of shares of Stock covered by or associated with an Award, the terms of each Award, and whether any Option is intended to be an ISO or an NSO.  The Committee shall have plenary authority, subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind any rules and regulations relating to the Plan and to take such other action in connection with the Plan as it deems necessary or advisable.  The interpretation, construction and administration by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding on recipients of Awards hereunder.

5.  Eligibility.  All employees (including, except for purposes of the last sentence of Section 7(a), persons who have accepted offers of employment) and non-employee directors of the Company and its subsidiaries (including subsidiaries which become such after adoption of the Plan) shall be eligible for Awards under the Plan.  In making the determination as to employees to whom Awards shall be granted and as to the number of shares of Stock to be covered by or associated with such Awards, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.  The adoption of the Plan shall not be deemed to give any employee any right to an Award, except to the extent and upon such terms and conditions as may be determined by the Committee.  Neither the Plan nor any Award granted hereunder is intended to or shall confer upon any Grantee any right with respect to continuation of employment by the Company or any of its subsidiaries.

(1) This copy of the 2007 Equity Incentive Plan incorporates amendments adopted by the Company’s stockholders at the 2010 Annual Meeting and is effective as of May 17, 2010, the date on which the Board of Directors approved such amendments.

6.  Grant of Options and Stock Grants to Non-Employee Directors.

(a)  Grant upon Initial Election.  Options to purchase 20,000 shares of Stock, or such number as may hereafter be approved by the Board of Directors, shall automatically be granted under the Plan to each non-employee director who is first appointed or elected to the Board on or after the Effective Date (as such term is defined in Section 13 below) and prior to the expiration of the Plan on the date of such appointment or election of such non-employee director.  Subject to Section 8(g), each Option grant pursuant to this Section 6(a) shall be exercisable as to 25% of the number of shares of Stock covered thereby on the six-month anniversary of the grant date and as to an additional 25% of the number of shares of Stock covered thereby on each of the first, second and third annual anniversaries of the date of the Option grant.

(b)  Annual Grant.  Annually on the date of his election or re-election to the Board, each then serving non-employee member of the Board shall automatically be granted under the Plan (1) that number of Options having a value of $75,000 calculated on the grant date in accordance with the Black-Scholes option pricing model (utilizing the same assumptions that the Company utilizes in preparation of its financial statements), with the number of Options rounded up to the nearest whole share, and (2) a Stock Grant covering that number of shares of Stock having a Fair Market Value of $75,000 on the grant date, with the number of shares rounded up to the nearest whole share.  Subject to Section 8(g), each Option granted pursuant to this Section 6(b) shall be exercisable as to all shares of Stock covered thereby on the six-month anniversary of the grant date.  Subject to Section 10(f), each Stock Grant pursuant to this Section 6(b) shall vest in four installments (in equal amounts as nearly as practicable) over a three year period with the first installment vesting on the six-month anniversary of the grant date and the remaining three installments vesting on each of the first, second and third annual anniversary of the grant date.

(c)  Termination of Non-Employee Director Provisions of Existing Plan. The provisions of this Section 6 shall supersede and replace provisions for the automatic grant of options to the Company's non-employee directors contained in the Company's 2004 Stock Option Plan, and no options shall be granted pursuant to the provisions of such plan on or after the Effective Date.

7.  Certain Limits on Awards.

(a)  Limit on ISOs.  The aggregate Fair Market Value (determined as of the date of the Option grant) of Stock with respect to which ISOs granted to an employee (whether under the Plan or under any other stock option plan of the Company or its subsidiaries) become exercisable for the first time in any calendar year may not exceed $100,000 (or such other amount as the Internal Revenue Service may decide from time to time for purposes of Section 422 of the Code). If any grant of Options is made to a Grantee in excess of the limits provided in the Code, the excess shall automatically be treated as an NSO.  Only employees of the Company or any of its subsidiaries shall be eligible to receive the grant of an ISO.

(b)  Limit on all Awards.  The number of shares of Stock with respect to which an employee may be granted Awards under the Plan during any calendar year shall not exceed 600,000, subject to the provisions of Section 12.

8.  Terms and Conditions of Options.   The Committee may in its discretion grant Options, which shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)  Form of Option.  Each Option granted pursuant to the Plan shall be evidenced by an agreement (the “Option Agreement”) which shall clearly identify the status of the Option granted (i.e., whether an ISO or an NSO) and which shall be in such form as the Committee shall from time to time approve.  The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the Option as the Committee shall deem advisable.

(b)  Stated Term.  The term of each Option granted to an employee shall be for a maximum of ten years from the date of granting thereof, or a maximum of five years in the case of an ISO granted to a 10% Holder (as such term is defined in Section 17), but may be for a lesser period or be subject to earlier termination as provided by the Committee, the provisions of the Plan or the Option Agreement.  The term of each Option granted to a non-employee director shall be ten years from the date of granting thereof.

(c)  Option Exercise Price.  Each Option shall state a per share option exercise price, which shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the Option grant, nor less than 110% of such Fair Market Value in the case of an ISO granted to an individual who, at the time the Option is granted, is a 10% Holder.  The Fair Market Value of shares of Stock shall be determined by the Committee based upon (i) the average of the high and low prices of the Stock on the New York Stock Exchange on the date of the granting of the Award, or (ii) such other measure of fair market value as may reasonably be determined by the Board (but consistent with the rules under Section 409A of the Code).  “Fair Market Value” as used throughout the Plan shall mean the fair market value as determined in accordance with this Section.

(d)  Exercise of Options.  An Option may be exercised from time to time as to any part or all of the Stock as to which it is then exercisable in accordance with its terms, provided, however, that an Option may not be exercised as to fewer than 100 shares at any time (or for the remaining shares then purchasable under the Option, if fewer than 100 shares).  In addition, except as otherwise provided by the Committee, Options granted to employees may not be exercised prior to the expiration of six months from the date of Option grant.  The Option exercise price shall be paid in full at the time of the exercise thereof (i) in cash, (ii) by shares of Stock (including by withholding shares of Stock deliverable upon exercise of the Option) with a Fair Market Value equal to such exercise price, or (iii) by a combination of cash and shares of Stock pursuant to clause (ii) above, provided that (A) the withholding of shares of Stock deliverable upon exercise of the Option shall not be permitted with respect to the exercise of any Option intended to qualify as an ISO and (B) any shares of Stock used in payment of the exercise price of an ISO outstanding on December 8, 2008 must have been owned by the Grantee for at least six months.  The holder of an Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option prior to the date of exercise.

(e)  Non-Transferability of Options.  Except as provided in the following sentence, an Option shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Grantee only by him or his legal representative.  NSOs may be transferred by the Grantee by gift to members of the Grantee's immediate family, including trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are the only owners.  A transferred NSO shall be subject to all of the same terms and conditions of the Plan and the Option Agreement as if such NSO had not been transferred.

(f)  Termination of Employment.

(i)  Employment Termination Date.  For purposes of the Plan, the date on which a Grantee ceases to be employed by the Company or any of its subsidiaries for any reason following the grant of the Award is referred to as the “Employment Termination Date.”

(ii)  Disability or Death of Grantee.  In the event of an Employment Termination Date as a result of a Grantee’s Disability, the Option granted to such Grantee shall continue to vest in accordance with its terms as if such Grantee continued to provide services to the Company and shall remain exercisable for the balance of its stated term, provided that such Grantee provided services to the Company or any of its subsidiaries for a period of at least one year following the grant of the Option and prior to the Employment Termination Date or as otherwise determined by the Committee.  In the event of a Grantee’s death (A) while providing services to the Company or any of its subsidiaries as an employee or (B) following a termination of employment due to Disability, the Option shall become fully exercisable by the Grantee’s estate upon such Grantee’s death and shall remain exercisable for a period of twelve (12) months following the Grantee’s death (or, if shorter, the remainder of the Option term as set forth in the Option Agreement), provided that such Grantee was employed by the Company or any of its subsidiaries for a period of at least one year following the grant of the Option and prior to the Employment Termination Date or as otherwise determined by the Committee.

(iii)  Other Terminations of Employment.  Except as set forth in clause (ii) above or as otherwise determined by the Committee, the number of shares of Stock which may be purchased upon the exercise of an Option granted to an employee shall not exceed the number of shares of Stock as to which such Option was exercisable pursuant to the Plan and the Option Agreement as of the Employment Termination Date.  If the Grantee’s cessation of employment was as a result of the Grantee’s Retirement, the Option shall remain exercisable for the balance of its stated term, provided that such Grantee was employed by the Company or any of its subsidiaries for a period of at least one year following the grant of the Option and prior to the Employment Termination Date or as otherwise determined by the Committee.  Except as otherwise set forth in this Section 8(f) or in the Option Agreement, an Option granted to an employee shall remain exercisable for three (3) months (or, if shorter, the remainder of the Option term as set forth in the Option Agreement) following the Employment Termination Date.  For purposes of the previous sentence only, with respect to NSO grants only, an employee who continues to provide services to the Company as a non-employee director of the Company or as a consultant to the Company following termination of his employment by the Company or its subsidiary shall be deemed to continue to be an employee of the Company for the period of such provision of services or consultancy.

(iv)  Other Limitations.  Notwithstanding anything to the contrary in this Section 8(f), if the employment of a Grantee is terminated by the Company or any of its subsidiaries for gross misconduct, including without limitation, violations of applicable Company policies or legal or ethical standards, all rights under the Option shall terminate on the Employment Termination Date.  In addition to the foregoing, the Committee may impose such other limitations and restrictions on the exercise of an Option following the Employment Termination Date as it deems appropriate, including a provision for the termination of an Option in the event of the breach by the Grantee of any of his contractual or other obligations to the Company.

(v)  Certain Definitions used herein.  The term “Retirement” as used herein shall mean the termination of the employment of a Grantee with the Company or its subsidiary (other than as a result of death or Disability or willful misconduct or activity deemed detrimental to the interests of the Company as determined by the Company) on or after (A) the Grantee’s 65th birthday or (B) the Grantee’s 55th birthday if the Grantee has completed ten years of service with the Company or any of its subsidiaries.  The term “Disability” as used herein shall have the meaning ascribed to “permanent and total disability” as set forth in Section 22(e)(3) of the Code.

(g)  Termination of Service of a Non-Employee Director.  The number of shares of Stock which may be purchased upon the exercise of an Option granted to a non-employee director pursuant to Section 6 shall not exceed the number of shares of Stock as to which such Option was exercisable pursuant to the Plan and the Option Agreement as of the date on which the Grantee ceased to serve as a director of the Company.  Options exercisable in accordance with the previous sentence shall remain exercisable for the remainder of the Option term as set forth in the Option Agreement.

9.  Terms and Conditions of Stock Appreciation Rights.  The Committee may in its discretion grant a right to receive the appreciation in the Fair Market Value of shares of Stock (a “Stock Appreciation Right” or “SAR”), which shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)  Form of SAR.  Each SAR granted pursuant to the Plan shall be evidenced by an agreement (the “SAR Agreement”) which shall be in such form as the Committee shall from time to time approve.  SARs may be granted alone (a “Freestanding SAR”) or in combination with an Option (a “Tandem SAR”).

(b)  Grant and Term of SARs.  The term of each Freestanding SAR shall be for a maximum of ten years from the date of granting thereof, but may be for a lesser period or be subject to earlier termination as provided by the Committee or the provisions of the Plan or SAR Agreement.  Any Tandem SAR must be granted at the same time as the related Option is granted, and such Tandem SAR or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Tandem SAR granted with respect to less than the full number of shares of Stock covered by the related Option shall not be reduced until the number of shares of Stock then issuable upon exercise of the related Option is equal to or less than the number of shares of Stock covered by the Tandem SAR.

(c)  SAR Exercise Price.  Each SAR Agreement shall state a per share exercise price, which shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the SAR grant.

(d)  Exercise and Value of SARs.  An SAR may be exercised from time to time to the extent it is then exercisable in accordance with its terms.  No SAR shall be exercised prior to the expiration of six months from the date of the SAR grant.  Upon exercise of a Freestanding SAR, the holder will be entitled to receive an amount in cash or shares of Stock, as set forth in the SAR Agreement, equal to the excess of the Fair Market Value of a share of Stock on the date of the exercise less the exercise price, multiplied by the number of shares of Stock covered by such Freestanding SAR.  Upon the exercise of a Tandem SAR, the holder may surrender any related Option or portion thereof which is then exercisable and elect to receive in exchange therefor cash or shares of Stock, as set forth in the SAR Agreement, in an amount equal to the excess of the Fair Market Value of such share of Stock on the date of the exercise less the exercise price, multiplied by the number of shares of Stock covered by the related Option or the portion thereof which is so surrendered.  Any Option related to a Tandem SAR shall no longer be exercisable to the extent the related Tandem SAR has been exercised.  No fractional shares of Stock shall be issued hereunder.

(e)  Payment of Stock Appreciation Right.  Payment of an SAR shall be in the form of shares of Stock, cash or any combination of shares of Stock and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of grant of the SAR or at the time of exercise of the SAR.  All shares of Stock issued upon the exercise of an SAR shall be valued at the Fair Market Value of such Stock at the time of the exercise of the SAR.

(f)  Transfer of SARs.  All SARs shall be subject to the same restrictions on transfer as are applicable to NSOs pursuant to Section 8(e), provided that Tandem SARs will not be transferable separately from the related Option, and provided further, that Tandem SARs associated with ISOs will not be transferable other than by will or the laws of descent and distribution.

(g)  Termination of Employment.  The terms and conditions relating to the treatment of Options following Termination of Employment set forth in Section 8(f) shall apply to SARs, and the holders of SARs shall have the same rights and be subject to the same restrictions and limitations as Grantees pursuant to such Section.

(h)  No Dividends or Dividend Equivalents.  Notwithstanding anything to the contrary herein, no dividends or dividend equivalents will be payable with respect to outstanding SARs.

10.  Terms and Conditions of Stock Grants.  The Committee may in its discretion grant Stock Grants, which shall be made subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)  Form of Grant.  Each Stock Grant shall be evidenced by an agreement (the “Restricted Stock Agreement”) executed by the Company and the Grantee, in such form as the Committee shall approve, which Agreement shall be subject to the terms and conditions set forth in this Section 10 and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe.

(b)  Number of Shares Subject to an Award; Consideration.  The Restricted Stock Agreement shall specify the number of shares of Stock subject to the Stock Grant.  A Stock Grant shall be issued for such consideration as the Committee may determine appropriate and may be issued for no cash consideration or for such minimum cash consideration as may be required by applicable law.

(c)  Conditions.  Each Stock Grant shall be subject to such conditions as the Committee shall establish (the “Conditions”), which may include, but not be limited to, conditions which are based upon the continued employment of the Grantee over a specified period of time, or upon the attainment by the Company of one or more measures of the Company’s operating performance, such as earnings, revenue, operating or net cash flows, financial return ratios, total stockholder return or such other measures as may be determined by the Committee (the “Performance Conditions”), or upon a combination of such factors.  Measures of operating performance may be based upon the performance of the Company or upon the performance of a defined business unit or function for which the Grantee has responsibility or over which the Grantee has influence.  The Grantee shall have a vested right to the Stock subject to the Stock Grant to the extent that the Conditions applicable to such Stock Grant have been satisfied.  A Grantee shall forfeit all of his right, title and interest in and to any Stock subject to a Stock Grant in the event that (and to the extent that) such Conditions are not satisfied.

(d)  Limitations on Transferability.  As used herein, the term “Restricted Period” means, with respect to any shares of Stock subject to a Stock Grant, the period beginning on the Award Date and ending on the date on which the Conditions applicable to the Stock Grant have been met.  During the Restricted Period, the Grantee will not be permitted to sell, transfer, exchange, pledge, assign or otherwise dispose of any shares of Stock subject to the Stock Grant (except for shares of Stock as to which the Grantee’s rights have vested); provided, however, that the Committee in its discretion may permit the transfer by the Grantee by gift of such shares of Stock to members of the Grantee’s immediate family, including trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are the only owners, it being understood that any shares of Stock so transferred shall remain subject to all of the terms and conditions of the Plan and the applicable Restricted Stock Agreement as if the shares of Stock had not been transferred.  Except as provided in the preceding sentence, any attempt to transfer shares of Stock subject to a Stock Grant prior to the Conditions applicable to such Stock Grant being satisfied shall be ineffective.

(e)  Termination of Employment.

(i)  Disability or Death of Grantee.  In the event of an Employment Termination Date during the Restricted Period as a result of a Grantee’s Disability or death, provided the Grantee was employed by the Company or any of its subsidiaries for a period of at least one year following receipt of the Stock Grant and prior to the Employment Termination Date or as otherwise determined by the Committee, all remaining time-based restrictions shall be accelerated and be deemed to have been satisfied as of the Employment Termination Date, and all stock underlying a Stock Grant subject to Performance Conditions which have not been satisfied shall be forfeited and shall be retired by the Company and resume the status of treasury shares as of the Employment Termination Date.

(ii)  Other Terminations of Employment.  Upon termination of employment during the Restricted Period for any reason other than as set forth in Section 10(e)(i) above, all shares of Stock subject to a Stock Grant as to which the Conditions have not lapsed or been satisfied or waived shall be forfeited by the Grantee and shall be retired by the Company and shall resume the status of treasury shares as of the Employment Termination Date.  In the event of the Grantee’s cessation of employment for any reason, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all time-based or continuous service Conditions or Performance Conditions with respect to all or part of such Grantee’s Stock Grant, except as to any Stock Grant that is intended to constitute “performance-based compensation” under Section 162(m) of the Code, and provided the Committee may not exercise such discretion in connection with a termination of employment for gross misconduct, including without limitation, violations of applicable Company policies or legal or ethical standards.

(f)  Termination of Service of a Non-Employee Director.  With respect to Stock Grants to non-employee directors pursuant to Section 6(b), in the event of a termination of service as director of a Grantee as a result of such Grantee’s death, provided the Grantee had served as a director to the Company or any of its subsidiaries for a period of at least one year following receipt of the Stock Grant and prior to the date of such Grantee’s termination of service, all remaining time-based restrictions shall be accelerated and be deemed to have been satisfied as of the date of such director’s termination of service.  Upon termination of service during the Restricted Period in any other case, all shares of Stock subject to a Stock Grant to a non-employee director pursuant to Section 6(b) as to which the Conditions have not lapsed shall be forfeited by the Grantee and shall be retired by the Company and shall resume the status of treasury shares as of the termination date.

(g)  Rights as a Stockholder.  Except as otherwise provided herein or as the Committee may otherwise determine, a Grantee of a Stock Grant shall have all of the rights of a stockholder of the Company, including the right to vote the shares subject to a Stock Grant and to receive dividends and other distributions thereon, provided that distributions in the form of stock shall be subject to all of the terms and conditions of the Plan and the Restricted Stock Agreement.

11.  Terms and Conditions of Stock Equivalent Units.  The Committee may in its discretion grant a right to receive the Fair Market Value of shares of Stock upon the Settlement Date (as defined below) subject to satisfaction of applicable Conditions (a “Stock Unit”), which shall be made subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:
 (a)  Form of Grant.  Each Stock Unit shall be evidenced by an agreement (the “Stock Unit Agreement”) executed by the Company and the Grantee, in such form as the Committee shall approve, which Agreement shall be subject to the terms and conditions set forth in this Section 11 and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe.

(b)  Number of Shares Subject to an Award; Consideration.  The Stock Unit Agreement shall specify the number of shares of Stock associated with the Stock Unit.  A Stock Unit shall be issued for such consideration as the Committee may determine appropriate and may be issued for no cash consideration or for such minimum cash consideration as may be required by applicable law.

(c)  Term and Conditions.  The term of each Stock Unit shall be for a maximum of ten years from the date of granting thereof, but may be for a lesser period or be subject to earlier termination as provided by the Committee, the provisions of the Plan or the Stock Unit Agreement.  Each Stock Unit shall be subject to such Conditions as the Committee shall establish, including time-based and Performance Conditions.

(d)  Value and Payment.  The value of a Stock Unit shall be determined based on the Fair Market Value of a share of Stock on the Settlement Date, multiplied by the number of shares of Stock associated with the Stock Unit.  The “Settlement Date” shall be the earlier of the date designated as the “Payment Date” in the Stock Unit Agreement or the Grantee’s Employment Termination Date.  Settlement shall be completed by the Company as soon as practicable, but no later than seventy-five days following the Settlement Date, subject however, to the provisions of Section 11(h) below. Stock Units may be settled in shares of Stock or in cash or any combination of the two, or in any other form of consideration as determined by the Committee and set forth in the Stock Unit Agreement.

(e)  Limitations on Transferability.  The Grantee may not assign the Stock Unit Agreement or transfer, pledge, assign or otherwise dispose of any of his rights under the Stock Unit Agreement, except that the Committee in its discretion may permit the Grantee to transfer the Agreement by gift to members of the Grantee’s immediate family, including trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are owners, it being understood that any Agreement so transferred shall remain subject to all of the terms and conditions of the Plan as if such Agreement had not been transferred.  Except as provided in the preceding sentence, any attempt to transfer the Stock Unit Agreement or transfer the Grantee’s rights thereunder shall be ineffective.

(f)  Other Limitations.  If the employment of a Grantee is terminated by the Company or any of its subsidiaries for gross misconduct, including without limitation, violations of applicable Company policies or legal or ethical standards, as determined by the Company, all rights under the Stock Unit shall terminate on the date of such termination of employment.

(g)  No Dividends or Dividend Equivalents.  No dividends or dividend equivalents will be paid with respect to Stock Units.

(h)  Delay in Payment.  Notwithstanding anything to the contrary contained in this Section 11, so long as a payment with respect to a Stock Unit constitutes “non-qualified deferred compensation” for purposes of Section 409A of the Code, no payment will be made with respect to any Stock Unit Award  to any person who, on the Settlement Date, is a “specified employee” of the Company or its subsidiaries (within the meaning of Section 409A(a)(2)(B)(i) of the Code and as determined by the Committee) on account of such Grantee’s Employment Termination Date until the date which is six months after the Settlement Date (or, if earlier than the end of such six month period, the date of  such Grantee’s death).  In lieu of designating specified employees for purposes of Section 409A of the Code, the Board in its discretion may identify all employees of the Company and its subsidiaries as “specified employees” for purposes of this provision.  The provisions of this Section 11(h) will not apply to payments under a Stock Unit Award that occur pursuant to a Change in Control (as defined in Section 12(c) below) or in connection with the dissolution of the Company.

12.  Changes in Capitalization, Dissolutions and Change in Control.

(a) Changes in Capitalization. In the event of a change in the outstanding stock of the Company (including but not limited to changes in either the number of shares or the value of shares) by reason of any stock split, reverse stock split, dividend or other distribution (whether in the form of shares, other securities or other property, but not including regular cash dividends), extraordinary cash dividend, recapitalization, merger in which the stockholders of the Company immediately prior to the merger continue to own a majority of the voting securities of the successor entity immediately after the merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of shares or other securities, or other similar corporate transaction or event, if the Committee shall determine in its sole discretion that, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, such transaction or event equitably requires an adjustment in the aggregate number and/or class of shares of Stock available under the Plan (including for this purpose the number of shares of Stock available for issuance under the Plan or limit under Section 7(b)) or in the number, class and/or price of shares of Stock subject to outstanding Options and/or Awards), such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes under the Plan.  A participant holding an outstanding award has a legal right to an adjustment that preserves without enlarging the value of such award, with the terms and manner of such adjustment to be determined by the Committee.

(b)  Dissolution.  Notwithstanding any other provision of this Plan or any Award Agreement entered into pursuant to the Plan, to the extent permitted by applicable law, upon a dissolution of the Company: (i) all Options and SARs then outstanding under the Plan shall become fully exercisable as of the effective date of the dissolution; and (ii) all Conditions of all Stock Grants and Stock Units then outstanding shall be deemed satisfied as of the effective date of the dissolution.  In addition, the Board may in its discretion cancel all or any portion of a Grantee’s then outstanding Options, SARs and Stock Units, and in consideration of such cancellation, shall cause to be paid to such Grantee pursuant to the plan of dissolution, an amount in cash equal to the difference between the value of the consideration (as determined by the Board) received by the stockholders of the Company for a share of Stock under the plan of dissolution and any applicable exercise price.  Options, SARs and Stock Units not exercised or cancelled prior to or upon a dissolution shall be terminated.

(c)  Change in Control.

(i)  If Awards issued pursuant to the Plan continue to be outstanding following the effective date of a Change in Control, then in the event of a Qualified Termination of a Grantee’s employment with the Company or any of its subsidiaries during the three (3) year period following a Change in Control and prior to the full vesting of an Award granted under the Plan prior to the Change in Control, all outstanding unvested Awards granted to such Grantee prior to the Change in Control shall immediately become fully vested and exercisable to the extent permitted by law, notwithstanding any provisions of the Plan or of the applicable Award Agreement to the contrary.

(ii)  If Awards issued pursuant to the Plan do not continue to be outstanding following the effective date of a Change in Control, then to the extent Awards are not substituted or replaced with Qualified Substitute Awards, (A) any Options and SARs not so substituted or replaced shall become fully exercisable as of the date of the Change in Control; and (B) the Conditions of any Stock Grants and Stock Units not so substituted or replaced shall be deemed satisfied as of the effective date of the Change in Control.  In addition, the Board (constituted immediately prior to the effectiveness of such Change in Control) may in its discretion cancel all or any portion of a Grantee’s then outstanding Options, SARs and Stock Units, and in consideration of such cancellation, shall cause to be paid to such Grantee upon the effectiveness of such Change in Control, an amount in cash equal to the difference between the value of the consideration (as determined by the Board) received by the stockholders of the Company for a share of Stock in the Change in Control and any applicable exercise price.  Options, SARs and Stock Units described in this clause (ii) that are not substituted or replaced with Qualified Substitute Awards and are not exercised or cancelled prior to or upon a Change in Control shall be terminated.

(iii)  For the purpose of this Section 12(c), the following terms shall have the following meanings:

(A)  A “Change in Control” shall mean:

(1)  The acquisition (other than from the Company) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (excluding, for this purpose, the Company or its affiliates, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of the Company) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either the then outstanding stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors of the Company; or

(2)  Individuals who, as of June 29, 2007, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to such date whose election or nomination for election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such person whose initial assumption of office as a member of the Board occurs as a result of an actual or threatened election contest or other actual or threatened solicitation of proxies or consents; or

(3)  Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a “Business Consolidation”), in each case unless immediately following such Business Combination, persons and entities who were the beneficial owners of at least 50% of the outstanding stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, at least 50% of the combined voting power entitled to vote generally in the election of directors of the corporation resulting from such Business Combination.

(B)  A “Qualified Termination” shall mean:

(1)  A termination by the Company of a Grantee’s employment with the Company or any of its subsidiaries for any reason other than the Grantee’s death, Disability, willful misconduct or activity deemed detrimental to the interests of the Company, provided the Grantee executes a general release in favor of the Company; or

(2)  A resignation by the Grantee from employment with the Company or any of its subsidiaries with good reason, which includes (i) a substantial adverse change in the nature or status of the Grantee’s responsibilities, (ii) a reduction in the Grantee’s base salary and/or levels of entitlement or participation under any incentive plan or employee benefit program without the substitution or implementation of an alternative arrangement of substantially equal value, or (iii) the Company requiring the Grantee to relocate to a work location more than fifty (50) miles from his work location prior to the Change in Control.

(C)  A “Qualified Substitute Award” shall mean an Award which has substantially the same value and is subject to terms and conditions, including vesting, no less favorable to the Grantee than the vesting and other terms and conditions for which such Award was substituted, and which Award provides for immediate vesting upon a Qualified Termination of the Grantee’s employment by the successor employer within the three (3) year period following the date of grant of such Qualified Substitute Award.

(d)  No Constraint on Corporate Action.  Nothing in the Plan shall be construed (i) to limit or impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes to its capital or business structure, or to merge or consolidate, dissolve or sell or transfer all or any part of its business or assets, or (ii) except as provided in Section 15, to limit the right or power of the Company or any subsidiary to take any action which such entity deems to be necessary or appropriate.

(e)  Limitation on Adjustments under Section 162(m).  Notwithstanding anything to the contrary in this Section 12, no adjustments shall be made under this Section 12 with respect to an Award to an employee covered under Section 162(m) of the Code to the extent such adjustment would cause an Award intended to qualify as “performance-based compensation” under that Section of the Code to fail to so qualify.

13.  Stockholder Approval.  The Plan is subject to the approval by the affirmative vote of a majority of the shares of Stock present in person or represented by proxy at a duly held meeting of the stockholders of the Company within twelve months after the date of the adoption of the Plan by the Board (the date of which approval is the “Effective Date”).  No Award granted under the Plan shall vest or be exercisable prior to the Effective Date.  If the Effective Date shall not occur on or before June 19, 2008, the Plan and all then outstanding Awards made hereunder shall automatically terminate and be of no further force and effect.

14.  Term of Plan.  The Plan, if approved by the Company’s stockholders, will be effective June 20, 2007.  The Plan shall terminate on June 19, 2017 and no Awards shall be granted after such date, provided that the Board may at any time terminate the Plan prior thereto.  Except as provided in Section 12, the termination of the Plan shall not affect the rights of Grantees under Awards previously granted to them and all Awards shall continue in full force and effect after termination of the Plan, except as such Awards may lapse or be terminated by the terms of the Plan or the Award Agreement.

15.  Amendment of the Plan.  The Board shall have complete power and authority to modify or amend the Plan (including the forms of Award Agreements) from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without approval by the affirmative vote of a majority of the shares of Stock present in person or represented by proxy at a duly held meeting of the stockholders of the Company, (i) increase the maximum number of shares of Stock which in the aggregate are subject to Awards or which may be granted pursuant to Options under the Plan (except as provided by Section 12), (ii) extend the term of the Plan or the period during which Awards may be granted or exercised, (iii) reduce the Option or SAR exercise price below 100% (110% in the case of an ISO granted to a 10% Holder) of the Fair Market Value of the Stock issuable upon exercise of the Option or to which the SAR relates, as applicable, at the time of the granting thereof, other than to change the manner of determining the Fair Market Value thereof (consistent with the rules under Section 409A of the Code), (iv) except as provided by Section 12, increase the maximum number of shares of Stock for which an employee may be granted an Award during any calendar year under the Plan pursuant to Section 7(b), (v) except as provided by Section 6(a), materially increase the benefits accruing to participants under the Plan, (vi) change the designation or class of employees eligible to receive Awards under the Plan, or (vii) with respect to Options which are intended to qualify as ISOs, amend the Plan in any respect which would cause such Options to no longer qualify for ISO treatment pursuant to the Code.  No amendment of the Plan shall, without the consent of the Grantee, adversely affect the rights of such Grantee under any outstanding Award Agreement.

The Plan is intended to comply with the requirements of Section 409A of the Code, without triggering the imposition of any tax penalty thereunder.  To the extent necessary or advisable, the Board may amend the Plan or any Award Agreement to delete any conflicting provision and to add such other provisions as are required to fully comply with the applicable provisions of Section 409A of the Code and any other legislative or regulatory requirements applicable to the Plan.

16.  Taxes.  The Company may make such provisions as it deems appropriate for the withholding of any income, employment or other taxes which it determines is required in connection with any Award made under the Plan, including requiring the Grantee to make a cash payment to the Company equal to the Company’s withholding obligation or deducting such amount from any payment of any kind otherwise due to the Grantee.  The Company may further require notification from the Grantee upon any disposition of Stock acquired pursuant to the exercise of Options granted hereunder.

17.  Code References and Definitions.  Whenever reference is made in the Plan to a Section of the Code, the reference shall be to such section as it is now in force or as it may hereafter be amended.  The term “subsidiary” shall have the meaning given to the term “subsidiary corporation” by Section 424(f) of the Code.  The terms “Incentive Stock Option” and “ISO” shall have the meanings given to them by Section 422 of the Code.  The term “10% Holder” shall mean any person who, for purposes of Section 422 of the Code, beneficially owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company.  The term “Grantee” means the holder of an Option, an SAR, a Stock Grant or a Stock Unit granted hereunder.  The term “Award Agreement” as used herein means an Option Agreement, SAR Agreement, Restricted Stock Agreement or Stock Unit Agreement.